EXHIBIT 10.1
     SECOND AMENDMENT dated as of March 30, 2006 (this “Amendment”), to the Credit Agreement dated as of July 21, 1999, as amended and restated as of March 21, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ALLIED WASTE INDUSTRIES, INC. (“Allied Waste”), ALLIED WASTE NORTH AMERICA, INC. (the “Borrower”), the lenders party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders and as collateral trustee for the Shared Collateral Secured Parties.
          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.
          B. Allied Waste and the Borrower have requested that the Credit Agreement be amended to provide for a new tranche of term loans thereunder (the “New Term Loans”), the proceeds of which will be used to refinance all currently outstanding Term Loans. Except as otherwise provided herein, the New Term Loans will have the same terms as the Term Loans currently outstanding under the Credit Agreement.
          C. Allied Waste and the Borrower have further requested that such amendment provide for the refinancing of the existing Tranche A Credit-Linked Deposits with new credit-linked deposits in an equal amount (the “New Tranche A Credit-Linked Deposits”), which, except as otherwise provided herein, will have the same terms as such existing Tranche A Credit-Linked Deposits.
          D. Each existing Term Lender (an “Existing Term Lender”) that executes and delivers a signature page to this Amendment (a “Lender Addendum”) and does not notify JPMorgan Securities Inc. (the “Arranger”) that it does not want to make New Term Loans (a “Converting Term Lender”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to convert its Term Loans (“Existing Term Loans”) outstanding on the Amendment Effective Date (as defined herein) into New Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Term Loans, and (iii) upon the Amendment Effective Date, to have converted such amount of its Existing Term Loans as is determined by the Arranger and notified to such Existing Term Lender into New Term Loans in an equal principal amount.
          E. Each existing Tranche A Lender (an “Existing Tranche A Lender”) that executes and delivers a Lender Addendum and does not notify the Arranger that it does not want to make New Tranche A Credit-Linked Deposits (a “Converting Tranche A Lender”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to convert its Tranche A Credit-Linked Deposits (“Existing Tranche A Credit-Linked Deposits”) existing on the Amendment Effective Date into New Tranche A Credit-Linked Deposits in an aggregate amount up to, but not in excess of, the aggregate amount of such Existing Tranche A Credit-Linked Deposits, and (iii) upon the Amendment Effective Date, to have converted such amount of its Existing Tranche A Credit-Linked Deposits as is determined by the Arranger and notified to such Existing Tranche A Lender into New Tranche A Credit-Linked Deposits in an equal amount.
          F. Each Person (other than a Converting Term Lender in its capacity as such) that executes and delivers a Lender Addendum and agrees to make New Term Loans (an “Additional Term Lender”), including any Existing Term Lender that notifies the Arranger that it does not want to be a Converting Term Lender but is willing to undertake a commitment to make and fund New Term Loans, will be deemed (i) to have agreed to the terms of this Amendment and (ii) to have committed to make New Term Loans to the Borrower on the Amendment Effective Date (“Additional Term Loans”), in such amounts (not in excess of any such commitment) as are determined by the Arranger and notified to such Additional Term Lender. The proceeds of such

Additional Term Loans will be used by the Borrower to repay in full the outstanding principal amount of Existing Term Loans that are not converted by Converting Term Lenders into New Term Loans.
          G. Each Person (other than a Converting Tranche A Lender in its capacity as such) that executes and delivers a Lender Addendum and agrees to make New Tranche A Credit-Linked Deposits (an “Additional Tranche A Lender”), including any Existing Tranche A Lender that notifies the Arranger that it does not want to be a Converting Tranche A Lender but is willing to undertake a commitment to fund New Tranche A Credit-Linked Deposits, will be deemed (i) to have agreed to the terms of this Amendment and (ii) to have committed to make New Tranche A Credit-Linked Deposits on the Amendment Effective Date (“Additional Tranche A Credit-Linked Deposits”), in such amounts (not in excess of any such commitment) as are determined by the Arranger and notified to such Additional Tranche A Lender.
          H. Each Lender other than a New Lender (as defined below), including any Revolving Lender that executes and delivers a Lender Addendum solely in the capacity of a Revolving Lender or any Existing Term Lender or Existing Tranche A Lender that executes and delivers a Lender Addendum solely in the capacity of a Term Lender and/or Tranche A Lender and not specifically as a New Lender, will be deemed to have agreed to the terms of this Amendment but will not be deemed thereby to have agreed to (i) convert Existing Term Loans into New Term Loans or Existing Tranche A Credit-Linked Deposits into New Tranche A Credit-Linked Deposits or (ii) to have made any commitment to make New Term Loans or New Tranche A Credit-Linked Deposits.
          I. The Converting Term Lenders and the Additional Term Lenders (collectively, the “New Term Lenders”) are severally willing to convert their Existing Term Loans into New Term Loans or to make New Term Loans, as the case may be, subject to the terms and conditions set forth in this Amendment.
          J. The Converting Tranche A Lenders and the Additional Tranche A Lenders (collectively, the “New Tranche A Lenders” and, together with the New Term Lenders, the “New Lenders”) are severally willing to convert their Existing Tranche A Credit-Linked Deposits into New Tranche A Credit-Linked Deposits or to make New Tranche A Credit-Linked Deposits, as the case may be, subject to the terms and conditions set forth in this Amendment.
          K. The Required Lenders are willing, subject to the terms and conditions set forth in this Amendment, to effect such amendments to the Credit Agreement.
          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Amendment of the Credit Agreement. The Credit Agreement is hereby amended, effective as of the Amendment Effective Date, in the form of the Credit Agreement immediately prior to the Amendment Effective Date with the following changes and revisions:
          (a) Amendment of Section 1.01. Section 1.01 of the Credit Agreement is hereby revised by:
          (i) inserting the following definitions in the appropriate alphabetical order therein:
     “Refinancing Funded LC Facility” has the meaning assigned to such term in Section 2.22(b).

     “Refinancing Funded LC Facility Amendment” has the meaning assigned to such term in Section 2.22(b).
     “Refinancing Funded LC Facility Notice” has the meaning assigned to such term in Section 2.22(b).
     “Second Amendment” means the Second Amendment, dated as of March 30, 2006, to this Agreement.
     “Second Amendment Effective Date” means the date on which the Second Amendment became effective in accordance with Section 4 thereof.
     (ii) revising that portion of the first paragraph of the definition of “Applicable Margin” appearing prior to the table set forth therein to read as follows:
     “Applicable Margin” means, for any day (a) with respect to any ABR Term Loan, (i) 0.75% per annum at such times when the then current Leverage Ratio is greater than 4.25 to 1.00 and (ii) 0.50% per annum at such times when the then current Leverage Ratio is equal to or less than 4.25 to 1.00, (b) with respect to any Eurodollar Term Loan or Tranche A Participation Fee, (i) 1.75% per annum at such times when the then current Leverage Ratio is greater than 4.25 to 1.00 and (ii) 1.50% per annum at such times when the then current Leverage Ratio is equal to or less than 4.25 to 1.00 and (c) with respect to any ABR Revolving Loan or Eurodollar Revolving Loan, the applicable interest rate margin per annum set forth below under the caption ‘ABR Spread’ or ‘Eurodollar Spread’, as the case may be, based upon the Leverage Ratio as of the most recent determination date; provided that the ABR Spread relating to Swingline Loans, whenever the Leverage Ratio is in Category 2, 3, 4 or 5, will be .25% lower than the ABR Spread reflected in the table below:
     (iii) revising the following definitions contained therein to read as follows:
     “Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment or Acceptance or pursuant to the repayment in full of its Term Loans or Tranche A Credit-Linked Deposits pursuant to the Second Amendment. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lenders, the Term Lenders and the Tranche A Lenders.
     “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement, including Term Loans made pursuant to the Second Amendment.
     “Term Loan” means any term loan made hereunder on the Second Amendment Effective Date.
     “Term Loan Commitment” means, with respect to each Term Lender, the commitment of such Term Lender to make Term Loans hereunder pursuant to Section 3 of the Second Amendment on the Second Amendment Effective Date. The amount of each Term Lender’s Term Loan Commitment to make Term Loans is set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Term Lender assumed its Term Loan Commitment. The aggregate amount of the Term Loan Commitments on the Second Amendment Effective Date is $1,274,968,250.

     “Tranche A Credit-Linked Deposit” means, as to each Tranche A Lender, the cash deposit made by such Lender pursuant to Section 3 of the Second Amendment, as such deposit may be (a) reduced from time to time pursuant to Section 2.05(b)(iii)(B) or Section 2.08, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 and (c) increased from time to time pursuant to Section 2.05(b)(iii). The amount of each Tranche A Lender’s Tranche A Credit-Linked Deposit on the Second Amendment Effective Date is set forth in Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Tranche A Lender shall have acquired its Tranche A Credit-Linked Deposit, as applicable. The aggregate amount of the Tranche A Credit-Linked Deposits on the Second Amendment Effective Date is $495,000,000.
          (b) Amendment of Section 2.01. Section 2.01 of the Credit Agreement is revised by changing clause (a) of the first sentence thereof to read as follows: “(a) each Term Lender has, pursuant to the Second Amendment, agreed to make Term Loans to the Borrower on the Second Amendment Effective Date in an aggregate principal amount not exceeding its Term Loan Commitments and”.
          (c) Amendment of Section 2.05. Section 2.05 of the Credit Agreement is revised by replacing the reference to “the Restatement Effective Date” in paragraph (b)(ii)(B) thereof with a reference to “the Second Amendment Effective Date”.
          (d) Amendment of Section 2.08. Section 2.08(a) of the Credit Agreement is revised by changing clause (i) of the first sentence thereof to read as follows: “(i) the Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Second Amendment Effective Date, and”.
          (e) Amendment of Section 2.10. (i) Section 2.10(a) of the Credit Agreement is revised to read in its entirety as follows:
     “Subject to giving effect to all prepayments after the Restatement Effective Date in accordance with clause (b) below, the Borrower shall repay Term Borrowings in an aggregate principal amount of $13,500,000 on September 30 of each year, beginning on September 30, 2006.”
     (ii) Section 2.10(d) of the Credit Agreement is revised by changing the first sentence thereof to read as follows:
     “The Administrative Agent shall return Tranche A Credit-Linked Deposits in the aggregate amount of $5,000,000 to the Tranche A Lenders on September 30 of each year, beginning on September 30, 2006.”
          (f) Amendment of Section 2.20. Section 2.20 of the Credit Agreement is revised by replacing the reference to “the Restatement Effective Date” in paragraph (a) thereof with a reference to “the Second Amendment Effective Date”.
          (g) Amendment of Section 2.22. Section 2.22 of the Credit Agreement is revised by (i) designating the sole paragraph of Section 2.22 of the Credit Agreement as paragraph (a) of Section 2.22 of the Credit Agreement and (ii) adding the following paragraph (b) to Section 2.22 of the Credit Agreement:
     “(b) At any time prior to the Tranche A Maturity Date, the Borrower may, by notice to the Administrative Agent which shall promptly deliver a copy thereof to each of the Lenders (the “Refinancing Funded LC Facility Notice”), request the addition of a new pre-funded letter of credit facility (the “Refinancing Funded LC Facility”), which will replace all then existing Tranche A Credit-Linked Deposits pursuant to Section 2.08; provided, however, that both (x) at the time of any such request and (y) after giving effect to any such Refinancing Funded LC Facility, (i) no Default shall exist, (ii) the Borrower shall be in compliance with each Financial Performance Covenant and (iii) there shall be no outstanding unreimbursed LC Disbursements with respect to Tranche A Letters of Credit. Refinancing Funded LC Facilities shall not constitute Additional Funded LC Facilities for purposes of this Section (or reduce the amounts of any Additional Funded LC Facilities that could be effected pursuant to paragraph (a) of this Section), and each Refinancing Funded LC Facility shall, on the date the applicable credit-linked deposits are made, replace all then existing Tranche A Credit-Linked Deposits. The aggregate amount of the Refinancing Funded LC Facility requested in a Refinancing Funded LC Facility Notice or thereafter established shall equal the outstanding amount of Tranche A Credit-Linked Deposits at the time of such notice or on the date the applicable credit-linked deposits are made in respect of the Refinancing Funded LC Facility, as the case may be. The obligations in respect of letters of credit issued under the Refinancing Funded LC Facility shall (i) rank pari passu in right of payment and of security with the other Loans (including the Incremental Term Loans (if any)), (ii) have such pricing as may be agreed by the Borrower and the Persons providing the Refinancing Funded LC Facility and (iii) otherwise be treated hereunder substantially the same as (and in any event no more favorably than) the Tranche A Letters of Credit. Letters of credit issued under the Refinancing Funded LC Facility shall be used solely to support payment obligations of Allied Waste, the Borrower and the Subsidiaries incurred in the ordinary course of business. Each credit-linked deposit in respect of the Refinancing Funded LC Facility will become a Tranche A Credit-Linked Deposit under this Agreement and the Refinancing Funded LC Facility will be implemented hereunder pursuant to an amendment to this Agreement (a “Refinancing Funded LC Facility Amendment”) executed by each of the Borrower, Allied Waste, each other Loan Party, each Lender (including any new Lender) agreeing to provide a credit-linked deposit under the Refinancing Funded LC Facility and the Administrative Agent, which Refinancing Funded LC Facility Amendment will not require the consent of any other Person. The effectiveness of any Refinancing Funded LC Facility Amendment will (in addition to any other conditions specified therein) be subject to the satisfaction on the date thereof and, if different, on the date on which the applicable credit-linked deposits are made, of each of the conditions set forth in Section 4.02.”
          (h) Amendment of Section 5.16. The first sentence of Section 5.16 of the Credit Agreement is revised to read in its entirety as follows:
     “The proceeds of the Term Loans made on the Second Amendment Effective Date will be used only to refinance Term Loans outstanding immediately prior to the Second Amendment Effective Date.
          (i) Amendment of Section 9.02. Section 9.02 of the Credit Agreement is amended by revising the last sentence of the first paragraph of paragraph (b) thereof to read in its entirety as follows:
     “Notwithstanding the foregoing, (i) each of the Incremental Facility Amendment, the Refinancing Facility Amendment, the Refinancing Funded LC Facility Amendment, the Funded LC Facility Amendment, and the Incremental Revolving Letter of Credit Facility Amendment shall become effective in the manner set forth in Sections 2.21(a), 2.21(b), 2.22(a), 2.22(b) and 2.23, respectively, and (ii) each of the Administrative Agent, the Collateral Agent and the Collateral Trustee, as applicable, shall be permitted to amend (and, at the request of the Borrower, shall so amend) the Shared Collateral

Security Agreement or the Shared Collateral Pledge Agreement in a manner reasonably satisfactory to the Administrative Agent, the Collateral Agent or the Collateral Trustee, as the case may be, without the consent of any other Lender in order to add the holders of (and the agents with respect to) any Refinancing Indebtedness issued to refinance Indebtedness secured on the Restatement Effective Date by the Shared Collateral or Qualifying Senior Secured Indebtedness as secured parties thereunder.”
          (j) Amendment of Schedule 2.01. Schedule 2.01 of the Credit Agreement is deleted and replaced in its entirety with a new Schedule 2.01 (the “New Schedule 2.01”) that will, upon completion of the allocations of commitments to make New Term Loans and New Tranche A Credit-Linked Deposits in accordance with the terms hereof, set forth each Lender’s Term Loan Commitment, Tranche A Credit-Linked Deposit and Revolving Commitment as of the Second Amendment Effective Date, and shall be furnished to each New Lender and the Borrower promptly upon the completion of such allocations.
          SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and Allied Waste represents and warrants to each of the Lenders, the New Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date:
          (a) This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement as amended hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
          (b) The representations and warranties set forth in Article III of the Credit Agreement are, after giving effect to this Amendment and the making of the New Term Loans and New Tranche A Credit-Linked Deposits, true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).
          (c) No Default or Event of Default has occurred and is continuing.
          SECTION 3. New Term Loans; New Tranche A Credit-Linked Deposits. (a) Subject to the terms and conditions set forth herein, (i) each Converting Term Lender and Additional Term Lender agrees to make New Term Loans to the Borrower on the Amendment Effective Date in amounts equal to its New Term Loan Commitment (as defined below) and (ii) each Converting Tranche A Lender and Additional Tranche A Lender agrees to make New Tranche A Credit-Linked Deposits on the Amendment Effective Date in amounts equal to its New Tranche A Commitment (as defined below). Such New Term Loans and New Tranche A Credit-Linked Deposits shall be made in the manner contemplated by paragraph (b) of this Section. The “New Term Loan Commitment” (i) of any Converting Term Lender will be such amount (not in excess of the amount of its Existing Term Loans) as is determined by the Arranger and notified to such Lender prior to the Amendment Effective Date and (ii) of any Additional Term Lender will be the amount (not exceeding any commitment offered by such Additional Term Lender) allocated to it by the Borrower and the Arranger and notified to it prior to the Amendment Effective Date. The “New Tranche A Commitment” (i) of any Converting Tranche A Lender will be such amount (not in excess of the amount of its Existing Tranche A Credit-Linked Deposits) as is determined by the Arranger and notified to such Lender prior to the Amendment Effective Date and (ii) of any Additional Tranche A Lender will be the amount (not exceeding any commitment offered by such Additional Tranche A Lender) allocated to it by the Borrower and the Arranger and notified to it prior to the Amendment Effective Date. The New Schedule 2.01 will separately set forth (i) the New Term Loan Commitment of each Converting Term Lender, (ii) the New Term Loan Commitment of each Additional Term Lender, (iii) the New Tranche A Commitment of each Converting Tranche A Lender and (iv) the New Tranche A Commitment of each Additional Tranche A Lender. The commitments of the New Lenders are several and no such Lender will be responsible for any other Lender’s failure to make or acquire by conversion New Term Loans or New Tranche A Credit-Linked Deposits.
          (b) Subject to the terms and conditions set forth herein, (i) each Converting Term Lender will make New Term Loans on the Amendment Effective Date by exchanging its Existing Term Loans for New Term Loans in an equal principal amount up to the amount of its New Term Loan Commitment and (ii) each Converting Tranche A Lender will make New Tranche A Credit-Linked Deposits on the Amendment Effective Date by exchanging its Existing Tranche A Credit-Linked Deposits for New Tranche A Credit-Linked Deposits in an equal amount up to the amount of its New Tranche A Commitment. Any portion of an Existing Term Loan exchanged for a New Term Loan as contemplated hereby is referred to herein as an “Exchanged Loan”, and any portion of an Existing Tranche A Credit-Linked Deposit exchanged for a New Tranche A Credit-Linked Deposit as contemplated hereby is referred to herein as an “Exchanged Deposit”. Subject to the terms and conditions set forth herein, (i) each Additional Term Lender will make its New Term Loans by transferring the amount thereof to the Administrative Agent on the Amendment Effective Date in the manner contemplated by Section 2.06 of the Credit Agreement and (ii) each Additional Tranche A Lender will make its New Tranche A Credit-Linked Deposits by transferring the amount thereof to the Administrative Agent on the Amendment Effective Date in the manner contemplated by Section 2.05(b)(ii)(B) of the Credit Agreement.
          (c) Notwithstanding anything herein or in the Credit Agreement to the contrary, (i) the aggregate principal amount of the New Term Loans will not exceed the aggregate principal amount of the Existing Term Loans immediately prior to the Amendment Effective Date and (ii) the aggregate amount of the New Tranche A Credit-Linked Deposits will not exceed the aggregate amount of the Existing Tranche A Credit-Linked Deposits immediately prior to the Amendment Effective Date.
          (d) The obligations of each Converting Term Lender and Additional Term Lender to make New Term Loans on the Amendment Effective Date and the obligations of each Converting Tranche A Lender and each Additional Tranche A Lender to fund New Tranche A Credit-Linked Deposits on the Amendment Effective Date are subject to the satisfaction of the following conditions:
     (i) The conditions set forth in Section 4.02 of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date, and the Administrative Agent shall have received a certificate of a Financial Officer, dated the Amendment Effective Date, to such effect;
     (ii) The Administrative Agent shall have received favorable legal opinions of (A) Latham & Watkins LLP, special counsel to the Loan Parties, and (B) Steven M. Helm, General Counsel of Allied Waste, in each case addressed to the Lenders and dated the Amendment Effective Date, covering such matters relating to the New Term Loans, the New Tranche A Credit-Linked Deposits, this Amendment, the Credit Agreement as amended hereby, and the other Loan Documents and security interests thereunder as the Administrative Agent may reasonably request, which opinions shall be reasonably satisfactory to the Administrative Agent;
     (iii) The Administrative Agent shall have received for each of Allied Waste, the Borrower and each other Material Loan Party, a certificate of the Secretary or an Assistant Secretary of such Material Loan Party, dated the Amendment Effective Date and certifying that attached thereto is a true and complete copy of resolutions (or consent by members or partners, where applicable, to the extent required) duly adopted by the board of directors (or members or partners, where applicable) of such Material Loan Party authorizing the execution, delivery and performance of this Amendment and the Credit Agreement as amended hereby, and the amendment of any other Loan Documents to which it is party required to be amended hereby;
     (iv) Each Loan Party that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Amendment and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations thereunder;
     (v) The aggregate amount of New Term Loan Commitments shall equal the aggregate principal amount of the Existing Term Loans. The aggregate amount of the New Tranche A Commitments shall equal the aggregate amount of the Existing Tranche A Credit-Linked Deposits;
     (vi) The Administrative Agent shall have received evidence satisfactory to it that the Borrower has made the payments referred to in Section 3(f) or is making such payments on the Amendment Effective Date with the cash proceeds of the New Term Loans and such other funds of the Borrower as may be required;
     (vii) There shall be no outstanding unreimbursed LC Disbursements with respect to Tranche A Letters of Credit on the Amendment Effective Date; and
     (viii) The conditions to effectiveness of this Amendment set forth in Section 4 hereof shall have been satisfied.
          (e) All Borrowings of New Term Loans made on the Amendment Effective Date will have initial Interest Periods ending on the same dates as the Interest Periods applicable to the Existing Term Loans being refinanced with such New Term Loans, and the Adjusted LIBO Rates applicable to such New Term Loans during such initial Interest Periods will be the same as those applicable to the Existing Term Loans being refinanced. For purposes of the foregoing, such Interest Periods shall be assigned to the New Term Loans of each Additional Term Lender in the same proportion that such Interest Periods applied to the Existing Term Loans on the Amendment Effective Date. The Borrower will not be required to make any payments to Converting Term Lenders under Section 2.16 of the Credit Agreement in respect of the repayment of Exchanged Loans on the Amendment Effective Date pursuant to their exchange for New Term Loans.
          (f) On the Amendment Effective Date, the Borrower shall apply the cash proceeds of the New Term Loans and such other amounts as may be necessary to (i) prepay in full all Existing Term Loans other than Exchanged Loans, (ii) pay all accrued and unpaid interest on Existing Term Loans, (iii) pay all accrued and unpaid Tranche A Participation Fees, (iv) pay to each Existing Term Lender all amounts payable pursuant to Section 2.16 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Term Loans (other than any portion thereof constituting Exchanged Loans) on the Amendment Effective Date, and (v) pay all other Obligations then due and owing to the Existing Term Lenders and the Existing Tranche A Lenders, in their capacities as such, under the Credit Agreement. On the Amendment Effective Date, the Administrative Agent shall return to each Existing Tranche A Lender the amount of its Existing Tranche A Credit-Linked Deposit, other than any such deposit that constitutes an Exchanged Deposit.

          (g) On the Amendment Effective Date, each Issuing Bank that has issued a Tranche A Letter of Credit prior to the Amendment Effective Date (an “Existing Tranche A Letter of Credit”) shall be deemed, without further action by any New Tranche A Lender or any other party hereto or to the Credit Agreement, to have granted to each New Tranche A Lender and each New Tranche A Lender shall have been deemed to have purchased from such Issuing Bank a participation in such Tranche A Letter of Credit in accordance with Section 2.05(b)(ii)(B) of the Credit Agreement. Concurrently with such grant, the participations in the Existing Tranche A Letters of Credit granted to the Existing Tranche A Lenders under the Credit Agreement shall be automatically canceled without further action by any of the parties thereto. On and after the Amendment Effective Date, each Existing Tranche A Letter of Credit shall constitute a Letter of Credit for all purposes of the Credit Agreement.
          (h) On and after the Amendment Effective Date, each reference in the Credit Agreement to “Term Loans” shall, except as the context may otherwise require, be deemed to be a reference to the New Term Loans contemplated hereby, and each reference in the Credit Agreement to “Tranche A Credit-Linked Deposits” shall, except as the context may otherwise require, be deemed to be a reference to the New Tranche A Credit-Linked Deposits contemplated hereby. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than as set forth in Section 3(e) above) will continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender and each Existing Tranche A Lender in respect of such Lender’s Existing Term Loans or Existing Tranche A Credit-Linked Deposit, as the case may be, existing under the Credit Agreement prior to the Amendment Effective Date.
          SECTION 4. Effectiveness. This Amendment of the Credit Agreement effected hereby shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:
          (a) The Administrative Agent (or its counsel) shall have received (x) duly executed counterparts hereof that, when taken together, bear the signatures of (i) Allied Waste, (ii) the Borrower, (iii) the Required Lenders and (iv) the Administrative Agent and (y) counterparts of this Amendment that, when taken together, bear the signatures of each of the Converting Term Lenders, Converting Tranche A Lenders, Additional Term Lenders and Additional Tranche A Lenders.
          (b) The conditions to the making of the New Term Loans and the funding of the New Tranche A Credit-Linked Deposits set forth in Section 3(d) hereof shall have been satisfied.
          SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Allied Waste to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
          (b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 6. Costs and Expenses. The Borrower and Allied Waste, jointly and severally, agree to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
          SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart.
          SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

ALLIED WASTE INDUSTRIES, INC.,
by
Name:
Title:

ALLIED WASTE NORTH AMERICA, INC.,
by
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as administrative agent, collateral agent and collateral trustee, by
Name:
Title:

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     LENDER ADDENDUM TO SECOND AMENDMENT DATED AS OF MARCH 30, 2006, TO THE ALLIED WASTE CREDIT AGREEMENT DATED AS OF JULY 21, 1999, AS AMENDED AND RESTATED AS OF MARCH 21, 2005
          This is a Lender Addendum referred to, and is a signature page to, the Second Amendment dated as of March 30, 2006 (the “Amendment”), to the Credit Agreement dated as of July 21, 1999, as amended and restated as of March 21, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Allied Waste Industries, Inc., Allied Waste North America, Inc., the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Lenders and as collateral trustee for the Shared Collateral Secured Parties. Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees (i) if executing this Lender Addendum in the capacity of a Converting Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Term Loans into New Term Loans on the Amendment Effective Date in the amount of its New Term Loan Commitment, as reflected with respect to Converting Term Lenders in the New Schedule 2.01, (ii) if executing this Lender Addendum in the capacity of an Additional Term Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make and fund New Term Loans on the Amendment Effective Date in the amount of its New Term Loan Commitment, as reflected with respect to Additional Term Lenders in the New Schedule 2.01, (iii) if executing this Lender Addendum in the capacity of a Converting Tranche A Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to convert its Existing Tranche A Credit-Linked Deposits into New Tranche A Credit-Linked Deposits on the Amendment Effective Date in the amount of its New Tranche A Commitment, as reflected with respect to Converting Tranche A Lenders in the New Schedule 2.01, (iv) if executing this Lender Addendum in the capacity of an Additional Tranche A Lender, to the terms of the Amendment and, subject to the terms and conditions of the Amendment, to make New Tranche A Credit-Linked Deposits on the Amendment Effective Date in the amount of its New Tranche A Commitment, as reflected with respect to Additional Tranche A Lenders in the New Schedule 2.01 and (v) if executing this Lender Addendum in the capacity of any other type of Lender, to the terms of the Amendment.

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